                                                                   EXHIBIT 10.49


NEITHER THIS NOTE NOR ANY SECURITIES WHICH MAY BE ISSUED UPON CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR REGISTERED OR OTHERWISE QUALIFIED UNDER ANY STATE SECURITIES LAW. NEITHER THIS NOTE NOR ANY SUCH SECURITIES MAY BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND REGISTRATION OR OTHER QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION OR OTHER QUALIFICATION IS NOT REQUIRED.

THIS NOTE AND ALL SECURITIES WHICH MAY BE ISSUED UPON CONVERSION HEREOF ARE SUBJECT TO A MARKET STAND-OFF RESTRICTION AS SET FORTH IN AN ASSET PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THIS NOTE, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THIS NOTE AND ALL SECURITIES WHICH MAY BE ISSUED UPON CONVERSION HEREOF MAY NOT BE TRADED PRIOR TO THE EXPIRATION OF SUCH STAND-OFF PERIOD AFTER THE EFFECTIVE DATE OF THE INITIAL PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF ANY SUCH SECURITIES.

                                 DOVEBID, INC.

                   CONVERTIBLE SUBORDINATED PROMISSORY NOTE

 US$750,000                                                        July 28, 2000


     DoveBid, Inc., a Delaware corporation (the "Company"), with offices at 1241 East Hillsdale Blvd., Foster City, CA 94404, for value received, promises to pay to the order of MasonGreene Australasia Pty Ltd CAN 065 348 736, a Victorian company ("Payee") at such address as Payee may designate, One Million U.S. Dollars and No Cents ($1,000,000.00), plus interest thereon calculated from the date hereof until paid at an annual rate equal to the minimum rate established pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, as of the date hereof, compounded annually. Principal and accrued interest will be due and payable in lawful money of the United States in full on the two-year anniversary of the date of this Note (the "Maturity Date"), unless this Note shall have been previously converted pursuant to Section 2 below, in which case all outstanding principal under this Note and all accrued interest thereon shall be satisfied in full by virtue of such conversion and the issuance and delivery of fully paid and non-assessable shares of Conversion Stock to the holder of this Note as set forth in Section 2 below. Payments by the Company shall be applied first to any and all accrued interest through the payment date and second to the principal remaining due hereunder.

     The following is a statement of the rights of the holder of this Note and the conditions to which this Note is subject, and to which the holder hereof, by the acceptance of this Note, agrees:

     1.   Definitions.  As used in this Note, the following terms, unless the
          -----------
context otherwise requires, have the following meanings:

          1.1 "Company" includes any corporation or other entity which succeeds to or assume the obligations of the Company under this Note.

          1.2 "Conversion Stock" shall mean shares of Common Stock of the Company of the same class of common stock that is registered by the Company pursuant to an Initial Public Offering.

          1.3 "Conversion Price" shall mean the price per share that is the exact middle of the price range stated in the Company's final amended registration statement on Form S-1, Form SB-1 or a similar successor form pertaining to an Initial Public Offering that closes on before the Maturity Date. No conversion shall occur and there is therefore no Conversion Price with respect to an Initial Public Offering that closes after the Maturity Date.

          1.4 "Noteholder," "holder," or similar terms, when the context refers to a holder of this Note, shall mean any person who shall at the time be the registered holder of this Note.

          1.5 "Initial Public Offering" shall mean the closing of a sale of Common Stock pursuant to a registration statement on Form S-1, Form SB-1 or SB-2 (or any similar or successor form) under the Securities Act of 1933, as amended (the "Securities Act"), for an underwritten initial public offering.

          1.6 "Subordination Agreement" shall mean the Subordination Agreement attached hereto as Annex A and incorporated by reference herein.
                   -------

     2.   Conversion.
          ----------

          2.1  Mandatory Conversion. This Note and all of the outstanding
               --------------------
principal and accrued and unpaid interest on and under this Note shall be converted into Conversion Stock at the Conversion Price immediately prior to the first closing of an Initial Public Offering before the Maturity Date. For informational purposes, the Company shall provide the Noteholder with written notice (at the most recent address for the Noteholder provided to the Company by the Noteholder in writing) (i) within seven days after it files with the Securities and Exchange Commission ("SEC") any registration statement on Form S-1, Form SB-1 or Form SB-2 (or any similar or successor form) for an Initial Public Offering, and (ii) reasonably promptly following the first closing of an Initial Public Offering. Conversion as described in this Section 2.1 shall occur only upon the closing of an Initial Public Offering, provided that (i) upon the first closing of an Initial Public Offering, the conversion shall be deemed to have occurred immediately prior to such first closing of such Initial Public Offering, and (ii) as a condition precedent or condition subsequent to conversion (the election between which type of condition shall be the Company's sole election in the Company's sole discretion), the Noteholder must surrender this Note for conversion at the principal office of the Company. Incident to any conversion, the Conversion Stock will have those rights and privileges, and be subject to those restrictions, of the shares of Common Stock as set forth in the Company's Certificate of Incorporation, as amended from time to time, and the Noteholder will receive the rights and be subject to the obligations applicable to the purchasers of Common Stock, provided that the sale restriction referred to in Section 5 below shall apply to the Conversion Stock. This Note shall not be convertible and shall not be converted into Conversion Stock if there is not an Initial Public Offering on or before the Maturity Date.

          2.2  No Fractional Shares.  No fractional shares will be issued on
               --------------------
conversion of this Note. If on any conversion of this Note a fraction of a share results, the Company will pay the cash value of that fractional share, calculated on the basis of the applicable Conversion Price.

          2.3  Reservation of Stock.  Prior to any conversion of this Note
               --------------------
pursuant to Section 2.1 above, the Company will take such corporate action and obtain such government consents and approvals as may, in the reasonable opinion of its counsel, be necessary to authorize the issuance of a sufficient number of shares of Conversion Stock into which this Note is to convert pursuant to
Section 2.1 above.

          2.4  Fully Paid Shares; Certificates.  All shares of Conversion Stock
               -------------------------------
issued upon the conversion of this Note shall be validly issued, fully paid and non-assessable. The certificates representing the shares of Conversion Stock issued upon conversion hereof shall be delivered to the holder against surrender of this Note. The holder, by accepting this Note, undertakes and agrees to accept such shares of Conversion Stock in full satisfaction of the outstanding principal and accrued interest thereon in accordance with the terms of this Note. Anything to the contrary in this Note notwithstanding, the Company's obligation to issue shares of Conversion Stock to any holder of this Note is expressly conditioned upon compliance of such issuance with applicable federal and state securities laws without registration or other qualification thereunder.

          2.5  No Rights or Liabilities as Shareholder.  This Note does not by
               ---------------------------------------
itself entitle the Noteholder to any voting rights or other rights as a shareholder of the Company. In the absence of conversion of this Note, no provisions of this Note, and no enumeration herein of the rights or privileges of the holder shall cause such holder to be a shareholder of the Company for any purpose by virtue hereof.

          2.6  No Other Conversion.  The conversion described in this Section 2
               -------------------
shall constitute the sole methods by which this Note will convert.

     3.   Subordination.  This Note and the indebtedness evidence by this Note
          -------------
are subordinated to the prior payment in full of all or substantially all other indebtedness of the Company pursuant to the terms of a Subordination Agreement in the form attached hereto as Annex A and incorporated herein by reference.
                               -------

     4.   Prepayment.  This Note may be prepaid, in its entirety (including the
          ----------
principal sum and interest accrued to the date of payment) without penalty or premium at any time subject to the limitations on payment in the Subordination Agreement.

     5.   Securities Matters; Restrictions on Transfers.  The Noteholder
          ---------------------------------------------
acknowledges that this Note has been issued pursuant to that certain Asset Purchase Agreement, dated as of [July __, 2000], by and among DoveBid, DoveBid Australasia Pty Ltd ACN #, a Victorian company and wholly owned subsidiary of DoveBid, Payee, C. N. Mason & Associates Pty Ltd ACN 007 145 191, a Victorian company and Christopher N. Mason (the "Purchase Agreement") in reliance on, among other things, the representations, warranties and covenants of the Payee therein, and that this Note is and the Conversion Stock upon their issuance will be subject to restrictions on transfer in the Securities Act and state securities laws, and under the Purchase Agreement, including without limitation, market-standback restrictions therein. Such restrictions will be binding on any permitted transferee of this Note and/or the Conversion Stock, and the Company may place legends on any certificates representing this Note or the Conversion Stock, and may impose stop-transfer instructions with respect to such securities.

     6.   Usury Savings Clause.  The Company and the Noteholder intend to comply
          --------------------
at all times with applicable usury laws. If at any time such laws would render usurious any amounts due under this Note under applicable law, then it is the Company's and the Noteholder's express intention that the Company not be required to pay interest on this Note at a rate in excess of the maximum lawful rate, that the provisions of this Section 6 shall control over all other provisions of this Note which may be in apparent conflict hereunder, that such excess amount shall be immediately credited to the principal balance of this Note (or, if this Note has been fully paid, refunded by the Noteholder to the Company), and the provisions hereof shall immediately be reformed and the amounts thereafter decreased, so as to comply with the then applicable usury law, but so as to permit the recovery of the fullest amount otherwise due under this Note.

     7.   General Provisions.
          ------------------

          7.1  Notices.  All notices and other communications required or
               -------
permitted hereunder shall be effective upon receipt (or refusal of receipt) and shall be in writing and delivered by depositing the same in United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, by delivering the same in person to such party or to an officer or agent of such party, as follows:

               (i) If mailed or delivered to the Company, to each of the following, using two separate mailings or deliveries:



                    DoveBid, Inc.
                    1241 East Hillsdale Blvd.
                    Foster City, California 94404
                    Attn: Cory Ravid, Chief Financial Officer

                    DoveBid, Inc.
                    1241 East Hillsdale Blvd.
                    Foster City, California 94404
                    Attn: Anthony Capobianco, General Counsel

               (ii) If mailed or delivered to the Payee, addressed to it at the following address number:


                    ______________________________
                    ______________________________
                    ______________________________


               with a copy to:

or to such other address as any party hereto shall specify in writing to the other parties hereto pursuant to this Section 7.1 from time to time. Such notice shall be effective only upon actual receipt.

          7.2  Severability; Headings.  In case any provision of this Note shall
               ----------------------
be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, unless to do so would deprive the Noteholder or the Company of a substantial part of its bargain. All headings used herein are used only for convenience and shall not be used to construe or interpret this Note.

          7.3  Assignment.  Neither this Note nor any right or obligation
               ----------
hereunder may be assigned or delegated by Payee without the prior written consent of Company. Neither this Note nor any right or obligation hereunder may be assigned or delegated by Company without the prior written consent of Payee, except pursuant to a merger in which Company is a party, or pursuant to a sale or other transfer of substantially all of the assets of Company. Any purported assignment in violation of this paragraph shall be void.

          7.4  Amendment; Waiver.  Any provision of this Note may be amended or
               -----------------
modified only by a writing signed by both Company and Payee. Compliance with any provision of this Note may be waived only by a writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

          7.5  Governing Law.  This Note shall be construed and enforced in
               -------------
accordance with, and governed by, the internal laws of the State of California, excluding that body of law applicable to conflicts of laws.

          7.6  United States Dollars.  All dollar amounts set forth in this Note
               ---------------------
are United States Dollars.





              [The rest of this page is intentionally left blank]

     IN WITNESS WHEREOF, each party has caused this Note to be executed as of the date first set forth above.

                                   DOVEBID, INC.


                                   By: /s/ Anthony Capobianco
                                      ------------------------------------------
                                   Name:  Anthony Capobianco
                                   Title: Vice President and General Counsel


Acknowledged and Agreed to:

MASONGREENE AUSTRALASIA PTY LTD


By: /s/ Peter Cook
   -----------------------------
   President

                                                                      Annex A to
                                        Convertible Subordinated Promissory Note


                            SUBORDINATION AGREEMENT

     This Subordination Agreement (this "Subordination Agreement") is made as of July __, 2000 by and between DoveBid, Inc. (the "Company") and Masongreene Australasia Pty Ltd ACN 065 348 736, a Victorian company ("Creditor"), for the benefit of all holders of Senior Debt (as defined below).

          A. The Company concurrently herewith is issuing to Creditor its Convertible Subordinated Promissory Note dated as of the same date as this Subordination Agreement (collectively, the "Notes");

          B. It is a term of the Notes that any and all amounts owing to Creditor (or any subsequent holder of the Notes) under or pursuant to the Notes be subordinated in right of payment to the prior payment in full of any and all Senior Debt of the Company (as defined below); and

          C. This Subordination Agreement sets forth the particular terms of such subordination, and this Agreement is incorporated into and constitutes a part of the Notes.

          Now, therefore, the parties agree as follows:

     1.   Subordination; Note Subordinated to Senior Debt.  Notwithstanding
          -----------------------------------------------
anything to the contrary contained in either of the Notes or in this Annex A, the Company covenants and agrees and each holder of a Note, by such holder's acceptance thereof likewise covenants and agrees, that such Note shall be and is issued subject to the provisions of this Subordination Agreement; and each person holding such Note, whether upon original issue or upon transfer, assignment or exchange thereof accepts and agrees that all payments of Subordinated Obligations (all capitalized terms used in this Subordination Agreement that are not defined above are used as defined in Section 9 below) by the Company shall, to the extent and in the manner set forth in this Subordination Agreement, be subordinated and junior in right of payment, to the prior payment in full in cash or cash equivalents of all amounts payable on or under any and all Senior Debt (including principal, interest, fees, commissions, expenses and indemnities in respect thereof and any interest accruing subsequent to the commencement or filing of any petition in any bankruptcy or insolvency proceeding at the rate provided for in the documents governing such Senior Debt, whether or not such interest is an allowed claim enforceable against the debtor in a bankruptcy case under Title 11 of the United States Code).

          To the extent any payment of Senior Debt (whether by or on behalf of the Company, as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to a trustee, receiver or other similar party under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then if such payment is recovered by, or paid over to, such trustee, receiver or other similar party, the Senior Debt or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred. To the extent the obligation to repay any Senior Debt is declared to be fraudulent, invalid or otherwise set aside under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then the obligations so declared fraudulent, invalid or otherwise set aside (and all other amounts which would come due with respect thereto had such obligations not been so affected) shall be deemed to be reinstated and outstanding as Senior Debt for all purposes hereof as if such declaration, invalidity or setting aside had not occurred.

     2.   No Payment on Securities in Certain Circumstances.
          -------------------------------------------------

          (a) No direct or indirect payment by or on behalf of the Company of Subordinated Obligations, whether pursuant to the terms of the Notes or upon acceleration or otherwise shall be made if, at the time of such payment there exists a default in the payment of all or any portion of the obligations on any Senior Debt and such default shall not have been cured or waived or the benefits of this sentence waived by or on behalf of the holder of such Senior Debt.

          (b) In the event of any other default with respect to any Senior Debt pursuant to which the maturity thereof may be accelerated, upon the receipt by the holder of the Notes of written notice from a Designated Senior Creditor or the Company, no payment of Subordinated Obligations may be made by or on behalf of the Company for a period (a "Payment Blockage Period") commencing on the date of receipt of such notice and ending 270 days thereafter (unless such Payment Blockage Period shall be terminated by written notice to the holder from a Designated Senior Creditor or all defaults with respect to Senior Debt shall have been cured or waived). For purposes of this Section 2(b), after the commencement of a Payment Blockage Period, no subsequent Payment Blockage Period may be commenced unless a period of 30 consecutive days has passed since the termination of the immediately preceding Payment Blockage Period. Subject to the preceding sentence, successive Payment Blockage Periods may be commenced hereunder.

          (c) In the event that, notwithstanding the foregoing provisions of this Section 2, any payment shall be received by any holder of a Note when such payment is prohibited by Section 2(a) or 2(b) of this Subordination Agreement, such payment shall be held for the benefit of, and shall be paid over or delivered to, the holders of Senior Debt or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Debt may have been issued, as their respective interests may appear.

     3.   Payment Over of Proceeds Upon Dissolution, Etc.
          ----------------------------------------------

          (a) Upon any payment or distribution of assets or securities of the Company, as the case may be, of any kind or character, whether in cash, property or securities, upon any dissolution or winding-up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceeding, all amounts due or to become due upon all Senior Debt (including interest accruing subsequent to the commencement or filing of any petition in any bankruptcy or insolvency proceeding at the rate provided for in the documents governing such Senior Debt, whether or not such interest is an allowed claim enforceable against the debtor in a bankruptcy case under Title 11 of the United States Code) shall first be indefeasibly paid in full in cash or cash equivalents, before the holder of any Note shall be entitled to receive any payment on account of the Subordinated Obligations, or any payment to acquire a Note for cash, property or securities or any distribution with respect to a Note of any cash, property or securities. Before any payment may be made by or on behalf of the Company of the Subordinated Obligations, upon any such dissolution, winding-up, liquidation or reorganization, any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities, to which the holder of a Note would be entitled, except for the provisions of this Subordination Agreement, shall be made by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the holder of such Note if received by it, directly to the holders of Senior Debt (pro rata to such holders on the basis of the respective amounts of Senior Debt held by such holders) or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Debt may have been issued, as their respective interests may appear, to the extent necessary to pay all such Senior Debt indefeasibly in full in cash or cash equivalents after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of such Senior Debt.

          (b) In the event that, notwithstanding the foregoing provision of this Section 3 prohibiting such payment or distribution, any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities, shall be received by the holder of a Note at a time when such payment or distribution is prohibited by Section 3(a) of this Subordination Agreement and before all obligations in respect of Senior Debt are indefeasibly paid in full in cash or cash equivalents, such payment or distribution shall be received and held for the benefit of, and shall be paid over or delivered to, the holders of Senior Debt (pro rata to such holders on the basis of the respective amount of Senior Debt held by such holders) or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Debt may have been issued, as their respective interests may appear, for application to the payment of Senior Debt remaining unpaid until all such Senior Debt has been indefeasibly paid in full in cash or cash equivalents, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of such Senior Debt.

          (c) For purposes of this Subordination Agreement, the words "cash, property or securities" shall not be deemed to include, so long as the effect of this Section 3(c) is not to cause any Note to be treated in any case or proceeding or similar event described in this Subordination Agreement as part of the same class of claims as the Senior Debt or any class of claims on a parity with or senior to the Senior Debt for any payment or distribution, securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which are subordinated, to at least the same extent as such Note to the payment of all Senior Debt then outstanding; provided that (i) if a new corporation or entity results from such reorganization or readjustment, such corporation or entity assumes the Senior Debt and (ii) the rights of the holders of the Senior Debt are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company with or into, a corporation (or other entity) or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation or entity upon the terms and conditions, if any, allowed by the Senior Debt shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in the Senior Debt.

     4.   Subrogation.  Upon the indefeasible payment in full of all Senior Debt
          -----------
in cash or cash equivalents, the holder of the Notes shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of cash, property or securities of the Company made on such Senior Debt pro rata based on the aggregate outstanding balances of the Notes at such time until the principal of, premium, if any, and interest on the Notes shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the holder of any Note would be entitled except for the provisions of this Subordination Agreement and no payment over pursuant to the provisions of this Subordination Agreement to the holders of Senior Debt by the holder of any Note shall, as between the Company, its creditors other than holders of Senior Debt, and the holder of such Note, be deemed to be a payment by the Company to or on account of the Senior Debt. It is understood that the provisions of this Subordination Agreement are and are intended solely for the purpose of defining the relative rights of the holders of Notes, on the one hand, and the holders of the Senior Debt, on the other hand.

     5.   Obligations of Company Unconditional.  Nothing contained in this
          ------------------------------------
Subordination Agreement is intended to or shall impair, as among the Company and holders of Notes, the obligation of the Company, which is absolute and unconditional, to pay to the holder of the Notes the principal of, premium, if any, and interest on the Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holder of the Notes and creditors of the Company other than the holders of the Senior Debt.

     6.   Reliance on Judicial Order or Certificate of Liquidating Agent.  Upon
          --------------------------------------------------------------
any payment or distribution of assets or securities referred to in this Subordination Agreement, each holder of a Note shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to such holder of such Note for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Subordination Agreement.

     7.   Subordination Rights Not Impaired by Acts or Omissions of the Company
          ---------------------------------------------------------------------
or Holders of Senior Debt.  No right of any present or future holders of any
-------------------------
Senior Debt to enforce subordination as provided herein will at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any such holder, or by any noncompliance by the Company with the terms of any Notes, regardless of any knowledge thereof which any such holder may have or otherwise be charged with. The provisions of this Subordination Agreement are intended to be for the benefit of, and shall be enforceable directly by, the holders of Senior Debt.

     8.   No Waiver of Subordination Provisions.  Without in any way limiting
          -------------------------------------
the generality of Section 7, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to any holder of any Note, without incurring responsibility to the holder of any Note and without impairing or releasing the subordination provided in this Subordination Agreement or the obligations hereunder of the holder(s) of the Notes to the holders of Senior Debt, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding or secured; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (c) release any Person liable in any manner for the collection of Senior Debt and (d) exercise or refrain from exercising any rights against the Company and any other Person.

     9.   Definitions.  As used in this Subordination Agreement, the terms set
          -----------
forth below shall have the respective meanings set forth opposite such terms below:

     "Designated Senior" means any holder of Senior Debt or any agent, trustee or other similar representative for such a holder.

     "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Senior Debt" means all debt and other monetary obligations of the Company (including, without limitation, under any note, credit agreement, mortgage, indenture, instrument or contract of any type or nature), and the Company's guarantee of any debt or monetary obligation of any subsidiary of the Company, in each case whether now existing or hereafter arising, and in each case including all principal, interest, fees and expenses owing on or in connection with such debt or other monetary obligations, as the same may be modified, amended, restated or supplemented from to time; provided that the term "Senior Debt" shall not include (a) any debt or other monetary obligation that expressly provides in writing that it is subordinate to or pari passu with the Notes, (b)
                                                 ---- -----
any debt of the Company which, when incurred and without respect to any election under Section 1111(b) of Title 11, United States Code, was without recourse to the Company, (c) any debt of the Company to a subsidiary of the Company, (d) any debt for borrowed money to any employee or director of the Company, and (e) any accounts payable to trade creditors created or assumed by the Company or any subsidiary of the Company in the ordinary course of business in connection with the obtaining of materials or services.

     "Subordinated Obligations" means principal and interest payable under or in respect of the Notes, any fees, expenses or rights of reimbursement under or in respect of the Notes, and all other claims, rights of rescission or other rights of action under or in respect of the Notes.

     10.  Suspension of Certain Remedies.  Notwithstanding anything to the
          ------------------------------
contrary contained elsewhere in the Notes, until all Senior Debt has been indefeasibly repaid in full, no holder of any Note may commence or join with any creditor in commencing, any bankruptcy, insolvency or similar proceeding with respect to the Company or any of its subsidiaries.

     11.  Amendment, Supplement and Waiver.  This Subordination Agreement may be
          --------------------------------
amended, modified or supplemented only by a written instrument executed by the Company, the holder of each Note, and each holder of Senior Debt affected thereby.

     12.  Successors and Assigns.  This Subordination Agreement shall be binding
          ----------------------
upon and inure to the benefit of the successors and assigns of the parties hereto.

     13.  Attorney's Fees.  If the holder of any Note files any claim to enforce
          ---------------
its rights under such Note, the holder shall be entitled to recover its reasonable attorneys' fees from the Company; provided that the Company shall not be required to reimburse the holder for any attorney's fees incurred or actions taken at a time when payments are not permitted to be made on such Note pursuant to this Subordination Agreement or for any assertion of rights by the holder under such Note to the extent the rights being asserted are not permitted to be exercised by virtue of the provisions of this Subordination Agreement.

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

     14.  Governing Law.  This Subordination Agreement shall be construed and
          -------------
enforced in accordance with, and governed by, the internal laws of the State of California, excluding that body of law applicable to conflicts of laws.



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                                       6

     IN WITNESS WHEREOF, each party has caused this Subordination Agreement to be executed as of the date first set forth above.

                                       DOVEBID, INC.


                                       By: ______________________________
                                       Name:  Anthony Capobianco
                                       Title: Vice President and General Counsel



                                       CREDITOR:

                                       MASONGREENE AUSTRALASIA PTY
                                       LTD


                                       By: _______________________________
                                       ________

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